UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                           FEBRUARY 4, 2011

Commission File Number 001-33933
EXPLORE ANYWHERE HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Nevada	88-0319470
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

6150 West 200 South, #3, Wabash, Indiana	46992
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 877.539.5644

ITEM 2.01 COMPLETION OF ACQUISITION

On December 20, 2010, the Company entered into a Share Exchange Agreement (the “Agreement”), with ExploreAnywhere Inc., a private Nevada corporation (“Explore”), and Explore’s shareholders (the “Shareholders”), whereby the Company will acquire from the Shareholders all the issued and outstanding shares of Explore in exchange for 2,613,750 shares of the Company’s common stock. On February 4, 2011, the Company completed this transaction and Explore became a wholly-owned subsidiary of the Company. The Company intends to file Explore's last two (2) fiscal years of audited financial statements and pro forma financial statement showing the effects of the acquisition and other information regarding Explore on a Form 8-K in the next few weeks. Upon such filing, the Company will no longer be considered a "shell company" as that term is defined under Rule 405.

William Gerlib, the President of Explore, recently served as the interim CEO of the Company. William Corso and Bryan Hammond are executive officers and members of the Board of Directors of the Company; Mr. Corso is also an executive officer and member of the Board of Directors of Explore and Mr. Hammond is an executive officer of the Explore.

ITEM 3.02 UNREGISTERED SALE OF SECURITIES

On February 4, 2011, the Company issued 2,613,750 shares of its common stock pursuant to the Agreement, as described above. On that date, the Company's largest shareholder cancelled a total of 246,315,000 shares of the Company's common stock. The cancellation of such shares reduced the Company's total issued and outstanding shares, after giving effect to the issuance of shares in connection with the acquisition of Explore described above to 31,923,750 shares.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 1, 2011, the Board of Directors (the “Board”) of Explore Anywhere Holding Corp., a Nevada corporation (the “Company”) received the resignations of Mr. William Gerlib acting as the Company’s Interim CEO and as a member of the Board of Directors.

On February 4, 2011, the Board elected Mr. Bryan Hammond (age 26) was appointed as the Company’s President. Prior to his appointment as President of the Company, Mr. Hammond has been serving as a member of the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:                      February 4, 2011

EXPLORE ANYWHERE HOLDING CORP.

By:              /s/ Bryan Hammond
Name:         Bryan Hammond
Title:           President

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                           FEBRUARY 4, 2011

Commission File Number 001-33933
EXPLORE ANYWHERE HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Nevada	88-0319470
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

6150 West 200 South, #3, Wabash, Indiana	46992
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 877.539.5644

ITEM 2.01 COMPLETION OF ACQUISITION

On December 20, 2011, the Company entered into a Share Exchange Agreement (the “Agreement”), with ExploreAnywhere Inc., a private Nevada corporation (“Explore”), and Explore’s shareholders (the “Shareholders”), whereby the Company will acquire from the Shareholders all the issued and outstanding shares of Explore in exchange for 2,613,750 shares of the Company’s common stock. On February 4, 2011, the Company completed this transaction and Explore became a wholly-owned subsidiary of the Company. The Company intends to file Explore's last two (2) fiscal years of audited financial statements and pro forma financial statement showing the effects of the acquisition and other information regarding Explore on a Form 8-K in the next few weeks. Upon such filing, the Company will no longer be considered a "shell company" as that term is defined under Rule 405.

William Gerlib, the President of Explore, recently served as the interim CEO of the Company. William Corso and Bryan Hammond are executive officers and members of the Board of Directors of the Company; Mr. Corso is also an executive officer and member of the Board of Directors of Explore and Mr. Hammond is an executive officer of the Explore.

ITEM 3.02 UNREGISTERED SALE OF SECURITIES

On February 4, 2011, the Company issued 2,613,750 shares of its common stock pursuant to the Agreement, as described above. On that date, the Company's largest shareholder cancelled a total of 246,315,000 shares of the Company's common stock. The cancellation of such shares reduced the Company's total issued and outstanding shares, after giving effect to the issuance of shares in connection with the acquisition of Explore described above to 31,923,750 shares.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 1, 2011, the Board of Directors (the “Board”) of Explore Anywhere Holding Corp., a Nevada corporation (the “Company”) received the resignations of Mr. William Gerlib acting as the Company’s Interim CEO and as a member of the Board of Directors.

On February 4, 2011, the Board elected Mr. Bryan Hammond (age 26) was appointed as the Company’s President. Prior to his appointment as President of the Company, Mr. Hammond has been serving as a member of the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:                      February 4, 2011

EXPLORE ANYWHERE HOLDING CORP.

By:               /s/ Bryan Hammond
Name:           Bryan Hammond
Title:           President